Exhibit 10.15

Sales Contract

Purchaser (Party A): Shandong Zhidali Industrial Co., Ltd.	Contract Signed Location: Beijing
Supplier (Party B): Beijing Xinlianyu Technology Co., Ltd.	Contract Signed Date: 11/16/2010
(Collectively, the “parties”)

    Upon negotiation, the parties have agreed to the following terms:

Model	Description	Unit Price ￥	Amount	Total Price ￥
V9-M12F-40	TDMB Tuner	19.0000	5,296	100,624.00
M3330E	Decoder LQFP128	13.0000	4,500	58,500.00
MC4558	High Definition Amplifier\SOP8	0.3337	5,000	1,668.50
PLL500-17TC-R	IC-PLL500\SOT23-6\PHASEI.INK	1.9440	6,000	11,684.00
SGM9119	IC-SGM9119	0.7344	5,000	3,672.00
AX1117-1.8	LD0\1.8V\T0252	0.3337	5,000	1,688.50
AX1117-ADJ	LD0\ADJ\T0252	0.4895	5,000	2,447.50
	HEAD-C0N6X1\Pin\2.54mm (with white plastic cover)	0.0778	16,000	1,167.00
	HEAD-C0N4X1\Pin\2.54mm (with white plastic cover)	0.1822	10,000	1,822.00
2N3904	TRANSISTOR NPN\SOT23	0.0667	24,000	1,600.80
2N3906	TRANSISTOR PNP\SOT23	0.667	21,000	1,400.70
1N4148	DIODE\SMT 1206	0.0505	20,000	1,010.00
	INDUCTOR-820NH\0603	0.0501	4,000	200.40
	INDUCTOR-IUH\0603	0.0501	12,000	601.20
	INDUCTOR-BEAD\0603	0.0278	32,000	889.60
	INDUCTOR-BEAD\0805	0.0632	12,000	758.40
	INDUCTOR-BEAD\Plug	0.0273	12,000	327.60
CAP, +/-5%, 50V	CCAP-10PP\0603	0.0122	4,000	48.80
CAP, +/-5%, 50V	CCAP-22PP\0603	0.0122	20,000	244.00
CAP, +/-5%, 50V	CCAP-27PP\0603	0.0122	12,000	148.40
CAP, +/-5%, 50V	CCAP-100PP\0603	0.0122	20,000	244.00
CAP, +/-5%, 50V	CCAP-150PP\0603	0.0109	16,000	174.40
CAP, +/-5%, 50V	CCAP-220PP\0603	0.0109	8,000	87.20
CAP, +/-5%, 50V	CCAP-2.7NF\0603	0.0126	8,000	100.80
CAP, +/-5%, 50V	CCAP-6.8NF\0603	0.0126	8,000	100.80
CAP, +/-5%, 50V	CCAP-0.01UF\0603	0.0109	20,000	218.00
CAP, +/-5%, 50V	CCAP-0.1UF\0603	0.0100	304,000	3,040.00
CAP, +/-5%, 50V	CCAP-1UF\0603	0.0319	8,000	255.20
CAP, +/-5%, 50V	CCAP-2.2UF\0603	0.0890	16,000	1,424.00
	ECAP=10UF\16V	0.1264	32,000	4,044.80
	ECAP=33UF\16V	0.0300	12,000	380.00
	ECAP=47UF\16V	0.0300	50,000	1,800.00
	ECAP=100UF\16V	0.0389	28,000	1,089.20
	ECAP=2200UF\16V	0.0445	28,000	1,246.00
	ECAP=470UF\16V	0.0890	15,000	1,424.00
	RES-47\(illegile)\0603	0.0156	15,000	234.00

+/-5% 1/16W	RES-0\0606	0.0048	5,000	24.00
+/-5% 1/16W	RES-30\0603	0.0029	5,000	14.50
+/-5% 1/16W	RES-33\0603	0.0029	55,000	159.50
+/-5% 1/16W	RES-47\0603	0.0029	10,000	29.00
+/-5% 1/16W	RES-75\0603	0.0029	20,000	58.00
+/-5% 1/16W	RES-100\0603	0.0029	75,000	217.50
+/-5% 1/16W	RES-200\0603	0.0029	5,000	14.50
+/-5% 1/16W	RES-220\0603	0.0029	30,000	87.00
+/-5% 1/16W	RES-270\0603	0.0029	10,000	29.00
+/-5% 1/16W	RES-330\0603	0.0029	20,000	58.00
+/-5% 1/16W	RES-560\0603\1%	0.0050	5,000	25.03
+/-5% 1/16W	RES-1K\0603	0.0029	55,000	159.07
+/-5% 1/16W	RES-1.5K\0603	0.0029	5,000	14.46
+/-5% 1/16W	RES-2.2K\0603	0.0029	5,000	14.50
+/-5% 1/16W	RES-3.3K\0603	0.0029	10,000	29.00
+/-5% 1/16W	RES-4.7K\0603	0.0029	125,000	362.50
+/-5% 1/16W	RES-10K\0603	0.0029	120,000	348.00
+/-5% 1/16W	RES-20K\0603	0.0029	5,000	14.50
+/-5% 1/16W	RES-22K\0603	0.0029	15,000	43.50
+/-5% 1/16W	RES-24K\0603	0.0029	10,000	29.00
+/-5% 1/16W	RES-100K\0603	0.0048	10,000	48.00
+/-5% 1/16W	RES-1M\0603	0.0020	5,000	14.50
FTS27M20S	DIP	0.3782	5,000	1,891.00
FTS30.24M20S	DIP	0.5562	5,000	2,781.00
	IC-74HC164\SMT	0.5595	6,289	3,519.32
2N2222	TRANSISTOR-2N2222(NPN)\SMT	0.1264	18,000	2,275.20
	SWITCH-Press\dip4	0.2700	30,000	8,100.00
	LBD-RED\Plug	0.0781	5,000	390.50
	LBD-GREEN\Plug	0.0734	5,000	376.00
	LED1-4 digital 8 digital tunnel\ common anode	2.5640	5,000	12,820.00
TSOP1838	Remote Head-IR\Plug	0.9233	5,000	4,616.50
	Head-IC Card Base	1.4124	5,000	5,562.00
Total Price		￥250,419.39

1.	Quality Inspection and Acceptance: Follow the technology Specifications

2.	Requirements for Supplier and Raw Materials:

3.	Requirements for Packing and Costs:

4.	Delivery Manner, Location and Costs:

5.	Payment Settlement and Time: The total payment is due on or before 12/25.

6.	Liabilities: Follow the Economic Contract Law

7.	Miscellaneous:

8.	This Contract shall executed in two copies with one copy to each party (faxed copy shall deem original) and shall be effective upon the parties’ signatures.

Valid Through: 12/31/2011

Purchaser [Seal]	Supplier [Seal]
Name: Shandong Zhidali Co., Ltd.	Name: Beijing Xinlianyu Technology Co., Ltd.
Address: Zhidali Technology Zone, 1 Zhidali Road, Economy Development Zone, Tengzhou City, Shandong Province	Address: 2 Shang’ao Shijizhongxin, Bldg A, Ste. 1601, Xisanqi, Changping District, Beijing
Corporate Representative: [Signature]	Corporate Representative:
Agent:	Agent:
Tel.:	Tel.: (86)1-(illegible)
Fax: 0632-3957333	Fax: (illegible)
Bank: Shanghai Pufa Development Bank Chengdushishi Branch	Bank: China Agricultural Bank Changping District Branch Xisanqi Office
Bank Account:	Bank Account: 11-082201040031622
Zip Code:	Zip Code: 10096
[Corporate Seal-Seal for Contract Only]

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